Exhibit 10.8
EXECUTION COPY
CANADIAN GUARANTEE
CANADIAN GUARANTEE, dated as of October 13, 2010 (this “Canadian Guarantee”), made among ASSOCIATED MATERIALS CANADA LIMITED, an Ontario corporation (“Associated”), GENTEK CANADA HOLDINGS LIMITED, an Ontario corporation (“Gentek”), and GENTEK BUILDING PRODUCTS LIMITED PARTNERSHIP, an Ontario limited partnership, by its general partner, Gentek (“LP”; and together with Associated and Gentek, the “Canadian Grantors”, and each, a “Canadian Grantor”), each of the subsidiaries listed on Annex A hereto (each such subsidiary, individually, a “Canadian Subsidiary Guarantor” and, collectively, the “Canadian Subsidiary Guarantors”; and, together with the Canadian Grantors, collectively, the “Canadian Guarantors”), and UBS AG CANADA BRANCH, as Canadian collateral agent for the Secured Parties (in such capacity, together with its successors in such capacity, the “Canadian Collateral Agent”).
W I T N E S S E T H:
WHEREAS, (1) CAREY INTERMEDIATE HOLDINGS CORP., a Delaware corporation, and the US Borrowers and the Canadian Borrowers (collectively, the “Borrowers”) have entered into a Revolving Credit Agreement, dated as of October 13, 2010 (the “Credit Agreement”), with the banks, financial institutions and other institutional lenders and investors from time to time parties thereto (each individually a “Lender” and collectively, the “Lenders”), UBS AG, STAMFORD BRANCH, as US Administrative Agent, US Collateral Agent, and a US Letter of Credit Issuer and a Canadian Letter of Credit Issuer, UBS AG CANADA BRANCH, as Canadian Administrative Agent and Canadian Collateral Agent, WELLS FARGO CAPITAL FINANCE, LLC, as Co-Collateral Agent, DEUTSCHE BANK AG NEW YORK BRANCH, as a US Letter of Credit Issuer, DEUTSCHE BANK AG CANADA BRANCH, as a Canadian Letter of Credit Issuer, WELLS FARGO BANK, NATIONAL ASSOCIATION as a US Letter of Credit Issuer and a Canadian Letter of Credit Issuer and UBS LOAN FINANCE LLC, as Swingline Lender, pursuant to which the Lenders have severally agreed to make loans to the Borrowers and the Letter of Credit Issuers have agreed to issue letters of credit for the account of the Borrowers upon the terms and subject to the conditions set forth therein, (2) one or more Cash Management Banks may from time to time provide Cash Management Services pursuant to Secured Cash Management Agreements to any Credit Party and (3) one or more Hedge Banks may from time to time enter into Secured Hedging Agreements with any Credit Party (clauses (1), (2) and (3) collectively, the “Extensions of Credit”);
WHEREAS, each of the Canadian Guarantors have agreed to guarantee to the Canadian Collateral Agent, for the benefit of the Secured Parties, the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Canadian Obligations (other than in respect of each of its own obligations);
WHEREAS, each Canadian Guarantor acknowledges that it will derive substantial direct and indirect benefit from the making of the Extensions of Credit; and
WHEREAS, it is a condition precedent to the obligations of the Lenders and the Canadian Letter of Credit Issuers to make their respective Extensions of Credit to the Canadian Borrowers under the Credit Agreement that the Canadian Guarantors shall have executed and delivered this Canadian Guarantee to the Canadian Collateral Agent for the benefit of the Secured Parties.

NOW, THEREFORE, in consideration of the premises and to induce the Agents and the Lenders to enter into the Credit Agreement and to induce the Lenders and the Canadian Letter of Credit Issuers to make their respective Extensions of Credit to the Canadian Borrowers under the Credit Agreement, to induce one or more Cash Management Banks to provide Cash Management Services pursuant to Secured Cash Management Agreements to any Credit Party and to induce one or more Hedge Banks to enter into Secured Hedging Agreements with any Credit Party, the Canadian Guarantors hereby agree with the Canadian Collateral Agent, for the benefit of the Secured Parties, as follows:
1. Defined Terms
(a)
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein (including terms used in the preamble and recitals hereto) shall have the meanings given to them in the Credit Agreement.

(b)
The rules of construction and other interpretative provisions specified in Sections 1.2, 1.5, 1.6 and 1.7 of the Credit Agreement shall apply to this Canadian Guarantee, including terms defined in the preamble and recitals hereto.

(c)
As used herein, the term “Termination Date” means the date on which all Canadian Obligations are paid in full in cash (other than Cash Management Obligations under Secured Cash Management Agreements, Hedging Obligations under Secured Hedging Agreements or contingent indemnification obligations not then due and payable) and the Total Revolving Credit Commitment and all Letters of Credit are terminated (other than Letters of Credit that have been Cash Collateralized in accordance with Section 3.7 of the Credit Agreement following the termination of the Total Revolving Credit Commitment).

2. Guarantee
(a)
Subject to the provisions of Section 2(b), each of the Canadian Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees, as primary obligor and not merely as surety, to the Canadian Collateral Agent for the benefit of the Secured Parties, the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Canadian Obligations (other than in respect of each of its own obligations). In furtherance of the foregoing and not in limitation of any other right that the Canadian Collateral Agent or any other Canadian Secured Party has at law or in equity against any Canadian Guarantor by virtue hereof, upon the failure of any of the Canadian Borrowers or any other Canadian Credit Party to pay any Canadian Obligation when and as the same shall become due (whether at the stated maturity, by acceleration or otherwise), each Canadian Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Canadian Collateral Agent for distribution to the applicable Secured Parties the amount of such unpaid Canadian Obligation. Upon payment by any Canadian Guarantor of any sums to the Canadian Collateral Agent as provided above, all rights of such Canadian Guarantor against any of the Canadian Borrowers or any other Canadian Guarantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Sections 3 and 5 hereof.

(b)
Anything herein or in any other Credit Document to the contrary notwithstanding, the maximum liability of each Canadian Subsidiary Guarantor hereunder and under the other Credit Documents shall in no event exceed the amount that can be guaranteed by such Canadian Subsidiary Guarantor under Applicable Law relating to the insolvency of debtors.

(c)
To the extent required by Section 13.5 of the Credit Agreement, each Canadian Guarantor further agrees to pay any and all reasonable and documented out-of-pocket costs and expenses (including all reasonable fees and disbursements of counsel) that may be paid or incurred by the Canadian Collateral Agent or any other Canadian Secured Party in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Canadian Obligations and/or enforcing any rights with respect to, or collecting against, such Canadian Guarantor under this Canadian Guarantee.

(d)
Each Canadian Guarantor agrees that the Canadian Obligations may at any time and from time to time exceed the amount of the liability of such Canadian Guarantor hereunder without impairing this Canadian Guarantee or affecting the rights and remedies of the Canadian Collateral Agent or any other Canadian Secured Party hereunder.

(e)
No payment or payments made by any of the Borrowers, any other Guarantor, any other guarantor or any other Person or received or collected by the Canadian Collateral Agent or any other Canadian Secured Party from any of the Borrowers, any other Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Canadian Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Canadian Guarantor hereunder, which shall, notwithstanding any such payment or payments other than payments made by such Canadian Guarantor in respect of the Canadian Obligations or payments received or collected from such Canadian Guarantor in respect of the Canadian Obligations, remain liable for the Canadian Obligations up to the maximum liability of such Canadian Guarantor hereunder until the Termination Date.

(f)
Each Canadian Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Canadian Collateral Agent or any other Canadian Secured Party on account of its liability hereunder, it will notify the Canadian Collateral Agent in writing that such payment is made under this Canadian Guarantee for such purpose.

(g)
Each Canadian Guarantor assumes all responsibility for being and keeping itself informed of the Canadian Borrowers’ and each other Canadian Credit Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Canadian Obligations and the nature, scope and extent of the risks that such Canadian Guarantor assumes and incurs hereunder, and agrees that none of the Canadian Collateral Agent or the other Secured Parties will have any duty to advise such Canadian Guarantor of information known to it or any of them regarding such circumstances or risks.

3. Right of Contribution
Each Canadian Guarantor hereby agrees that to the extent a Canadian Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Canadian Guarantor shall be entitled to seek and receive contribution from and against any other Canadian Guarantors hereunder, that has not paid its proportionate share of such payment. Each Canadian Guarantor’s right of contribution shall be subject to the terms and conditions of Section 5 hereof. The provisions of this Section 3 shall in no respect limit the obligations and liabilities of any Canadian Guarantor to the Canadian Collateral Agent and the other Secured Parties, and each Canadian Guarantor shall remain liable to the Canadian Collateral Agent and the other Secured Parties for the full amount guaranteed by such Canadian Guarantor hereunder.
4. Right of Set-off
In addition to any rights and remedies of the Secured Parties provided by Applicable Law, each Canadian Guarantor hereby irrevocably authorizes each Canadian Secured Party at any time and from time to time following the occurrence and during the continuance of an Event of Default without notice to such Canadian Guarantor or any other Canadian Guarantor, any such notice being expressly waived by each Canadian Guarantor, upon any amount becoming due and payable by such Canadian Guarantor hereunder (whether at stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Canadian Secured Party to or for the credit or the account of such Canadian Guarantor. Each Secured Party shall notify such Canadian Guarantor promptly of any such set-off and the appropriation and application made by such Canadian Secured Party; provided that the failure to give such notice shall not affect the validity of such set-off and appropriation and application.

5. No Subrogation
Notwithstanding any payment or payments made by any of the Canadian Guarantors hereunder or any set-off or appropriation and application of funds of any of the Canadian Guarantors by the Canadian Collateral Agent or any other Canadian Secured Party, no Canadian Guarantor shall be entitled to be subrogated to any of the rights of the Canadian Collateral Agent or any other Canadian Secured Party against any of the Borrowers or any other Guarantor or any collateral security or guarantee or right of offset held by the Canadian Collateral Agent or any other Canadian Secured Party for the payment of the Canadian Obligations, nor shall any Canadian Guarantor seek or be entitled to seek any contribution or reimbursement from any of the Borrowers or any other Guarantor in respect of payments made by such Canadian Guarantor hereunder, until the Termination Date. If any amount shall be paid to any Canadian Guarantor on account of such subrogation rights at any time prior to the Termination Date, such amount shall be held by such Canadian Guarantor in trust for the Canadian Collateral Agent and the other Secured Parties, segregated from other funds of such Canadian Guarantor, and shall, forthwith upon receipt by such Canadian Guarantor, be turned over to the Canadian Collateral Agent in the exact form received by such Canadian Guarantor (duly indorsed by such Canadian Guarantor to the Canadian Collateral Agent, if required), to be applied against the Canadian Obligations, whether due or to become due, in accordance with Section 5.4 of the Revolving Canadian Security Agreement.
6. Amendments, etc. with Respect to the Canadian Obligations; Waiver of Rights
Except for termination of a Canadian Guarantor’s obligations hereunder as expressly provided in Section 24, each Canadian Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Canadian Guarantor and without notice to or further assent by any Canadian Guarantor, (a) any demand for payment of any of the Canadian Obligations made by the Canadian Collateral Agent or any other Canadian Secured Party may be rescinded by such party and any of the Canadian Obligations continued, (b) the Canadian Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Canadian Collateral Agent or any other Canadian Secured Party, (c) the Credit Agreement, the other Credit Documents and any other documents executed and delivered in connection therewith, the Secured Cash Management Agreements and any other documents executed and delivered in connection therewith and the Secured Hedging Agreements and any other documents executed and delivered in connection therewith, may be amended, waived, modified, supplemented or terminated, in whole or in part, in accordance with the terms of the applicable document and (d) any collateral security, guarantee or right of offset at any time held by the Canadian Collateral Agent or any other Canadian Secured Party for the payment of the Canadian Obligations may be sold, exchanged, waived, surrendered or released. Neither the Canadian Collateral Agent nor any other Canadian Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Canadian Obligations or for this Canadian Guarantee or any property subject thereto. When making any demand hereunder against any Canadian Guarantor, the Canadian Collateral Agent or any other Canadian Secured Party may, but shall be under no obligation to, make a similar demand on any of the Canadian Borrowers or any other Canadian Guarantor or other guarantor, and any failure by the Canadian Collateral Agent or any other Canadian Secured Party to make any such demand or to collect any payments from any of the Canadian Borrowers or any other Canadian Guarantor or other guarantor or any release of any of the Canadian Borrowers or any other Canadian Guarantor or other guarantor shall not relieve any Canadian Guarantor in respect of which a demand or collection is not made or any Canadian Guarantor not so released of its several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Canadian Collateral Agent or any other Canadian Secured Party against any Canadian Guarantor. For the purposes hereof, “demand” shall include the commencement and continuance of any legal proceedings.

7. Guarantee Absolute and Unconditional
Each Canadian Guarantor waives any and all notice of the creation, contraction, incurrence, renewal, extension, amendment, waiver or accrual of any of the Canadian Obligations, and notice of or proof of reliance by the Canadian Collateral Agent or any other Canadian Secured Party upon this Canadian Guarantee or acceptance of this Canadian Guarantee, the Canadian Obligations or any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended, waived or accrued, in reliance upon this Canadian Guarantee; and all dealings between any of the Canadian Borrowers and any of the Canadian Guarantors, on the one hand, and the Canadian Collateral Agent and the other Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Canadian Guarantee. Each Canadian Guarantor waives promptness, diligence, presentment, protest, notice of protest, demand for payment and notice of default, acceleration or nonpayment and any other notice to or upon any of the Canadian Borrowers or any other Canadian Guarantor with respect to the Canadian Obligations. Each Canadian Guarantor understands and agrees that this Canadian Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, regularity or enforceability of the Credit Agreement, any other Credit Document, any Secured Cash Management Agreement or any Secured Hedging Agreement, any of the Canadian Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Canadian Collateral Agent or any other Canadian Secured Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) that may at any time be available to or be asserted by any of the Canadian Borrowers against the Canadian Collateral Agent or any other Canadian Secured Party or (c) any other circumstance whatsoever (with or without notice to or knowledge of any of the Canadian Borrowers or such Canadian Guarantor) that constitutes, or might be construed to constitute, an equitable or legal discharge of any of the Canadian Borrowers for the Canadian Obligations, or of such Canadian Guarantor under this Canadian Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against any Canadian Guarantor, the Canadian Collateral Agent and any other Canadian Secured Party may elect, but shall be under no obligation, to pursue such rights and remedies as it may have against any of the Canadian Borrowers or any other Person or against any collateral security or guarantee for the Canadian Obligations or any right of offset with respect thereto, and any failure by the Canadian Collateral Agent or any other Canadian Secured Party to pursue such other rights or remedies or to collect any payments from any of the Canadian Borrowers or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any of the Canadian Borrowers or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve such Canadian Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Canadian Collateral Agent and the other Secured Parties against such Canadian Guarantor. To the fullest extent permitted by Applicable Law, each Canadian Guarantor waives any defense arising out of any such election even though such election operates, pursuant to Applicable Law, to impair or to extinguish any right of reimbursement, subrogation, exoneration, contribution or indemnification or other right or remedy of such Canadian Guarantor against any of the Canadian Borrowers or any other Guarantor, as the case may be, or any security. Each Canadian Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Credit Documents and that the waivers set forth herein are knowingly made in contemplation of such benefit. This Canadian Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Canadian Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Canadian Collateral Agent and the other Secured Parties, and their respective successors, endorsees, transferees and assigns, until the Termination Date, notwithstanding that from time to time during the term of the Credit Agreement, any Secured Cash Management Agreement and any Secured Hedging Agreement, the Credit Parties may be free from any Canadian Obligations.

8. Subordination
Each Canadian Guarantor hereby agrees that any Indebtedness of any Canadian Guarantor now or hereafter owing to any other Canadian Guarantor, whether heretofore, now or hereafter created (the “Canadian Guarantor Subordinated Debt”), is hereby subordinated to all of the Canadian Obligations until the Termination Date and that the Canadian Guarantor Subordinated Debt shall not be paid in whole or in part during the continuance of any Event of Default. In the event of any insolvency or bankruptcy proceedings, and any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to any Canadian Guarantor or to its property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of such Canadian Guarantor (except as expressly permitted by the Credit Agreement), whether or not involving insolvency or bankruptcy, then, if an Event of Default has occurred and is continuing (a) the Canadian Collateral Agent shall be paid irrevocably in full in cash in immediately available funds in respect of all amounts constituting the Canadian Obligations (other than Cash Management Obligations under Secured Cash Management Agreements, Hedging Obligations under Secured Hedging Agreements or contingent indemnification obligations not then due and payable) before any payee is entitled to receive (whether directly or indirectly), or make any demands for, any payment on account of the Canadian Guarantor Subordinated Debt and (b) until the Canadian Collateral Agent is paid irrevocably in full in cash in immediately available funds in respect of all amounts constituting the Canadian Obligations (other than Cash Management Obligations under Secured Cash Management Agreements, Hedging Obligations under Secured Hedging Agreements or contingent indemnification obligations not then due and payable), any payment or distribution to which such payee would otherwise be entitled (other than debt securities of such Canadian Guarantor that are subordinated, to at least the same extent as this Section 8, to the payment of all Canadian Guarantor Subordinated Debt then outstanding (such securities being hereinafter referred to as “Canadian Restructured Debt Securities”)) shall be made to the Canadian Collateral Agent. If any Event of Default occurs and is continuing, then no payment or distribution of any kind or character shall be accepted by or on behalf of the Canadian Guarantor or any other Person on its behalf with respect to the Canadian Guarantor Subordinated Debt. If any payment or distribution of any character, whether in cash, securities or other property (other than Canadian Restructured Debt Securities), in respect of the Canadian Guarantor Subordinated Debt shall be received by any payee in violation of this Section 8 before all Canadian Obligations shall have been paid irrevocably in full in cash in immediately available funds (other than Cash Management Obligations under Secured Cash Management Agreements, Hedging Obligations under Secured Hedging Agreements or contingent indemnification obligations not then due and payable), such payment or distribution shall be held in trust for the benefit of the Secured Parties, and shall be paid over the Canadian Collateral Agent.

9. Representations and Warranties; Covenants
Each Canadian Guarantor hereby (a) represents and warrants that the representations and warranties as to it made by Holdings and the Borrowers in Section 8 of the Credit Agreement are true and correct on each date as required by Section 7.1 of the Credit Agreement and (b) agrees to take, or refrain from taking, as the case may be, each action necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Canadian Guarantor.
10. Reinstatement
This Canadian Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Canadian Obligations is rescinded or must otherwise be restored or returned by the Canadian Collateral Agent or any other Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any of the Canadian Borrowers or any other Canadian Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any of the Canadian Borrowers or any other Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.
11. Payments
Each Canadian Guarantor hereby guarantees that payments hereunder will be paid to the Canadian Collateral Agent without set-off or counterclaim in the same currency as demand is made at the Canadian Collateral Agent’s office specified in Section 13.2 of the Credit Agreement.
12. Authority of Agent
Each Canadian Guarantor acknowledges that the rights and responsibilities of the Canadian Collateral Agent under this Canadian Guarantee with respect to any action taken by the Canadian Collateral Agent or the exercise or non-exercise by the Canadian Collateral Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Canadian Guarantee shall, as between the Canadian Collateral Agent and the other Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Canadian Collateral Agent and such Canadian Guarantor, the Canadian Collateral Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Canadian Guarantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.
13. Notices
All notices, requests and demands pursuant hereto shall be made in accordance with Section 13.2 of the Credit Agreement. All communications and notices hereunder to each Canadian Guarantor shall be given to it in care of the Company at the Company’s address set forth in Section 13.2 of the Credit Agreement.

14. Counterparts
This Canadian Guarantee may be executed by one or more of the parties to this Canadian Guarantee on any number of separate counterparts (including by facsimile or other electronic transmission (i.e., a “PDF” or “TIF” file)), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Canadian Guarantee signed by all the parties shall be lodged with the Canadian Collateral Agent and the Company.
15. Severability
Any provision of this Canadian Guarantee that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
16. Integration
This Canadian Guarantee, together with the other Credit Documents, represents the agreement of each Canadian Guarantor and the Canadian Collateral Agent with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Canadian Collateral Agent or any other Secured Party relative to the subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents.
17. Amendments in Writing; No Waiver; Cumulative Remedies
(a)
None of the terms or provisions of this Canadian Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the affected Canadian Guarantor(s) and the Canadian Collateral Agent in accordance with Section 13.1 of the Credit Agreement.

(b)
Neither the Canadian Collateral Agent nor any other Canadian Secured Party shall by any act (except by a written instrument pursuant to Section 17(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Canadian Collateral Agent or any other Canadian Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Canadian Collateral Agent or any other Canadian Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Canadian Collateral Agent or any Canadian Secured Party would otherwise have on any future occasion.

(c)	The rights, remedies, powers and privileges herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

18. Section Headings
The Section headings used in this Canadian Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.
19. Successors and Assigns
This Canadian Guarantee shall be binding upon the successors and assigns of each Canadian Guarantor and shall inure to the benefit of the Canadian Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Canadian Guarantor may assign, transfer or delegate any of its rights or obligations under this Canadian Guarantee without the prior written consent of the Canadian Collateral Agent unless permitted to do so under the Credit Agreement.
20. Additional Guarantors
Each Subsidiary of any of the Canadian Borrowers that is required to become a party to this Canadian Guarantee pursuant to Section 9.10 of the Credit Agreement shall become a Canadian Guarantor, with the same force and effect as if originally named as a Canadian Guarantor herein, for all purposes of this Canadian Guarantee upon execution and delivery by such Subsidiary of a Supplement in the form of Annex B hereto or in such other form reasonably satisfactory to the Canadian Collateral Agent. The execution and delivery of any instrument adding an additional Canadian Guarantor as a party to this Canadian Guarantee shall not require the consent of any other Canadian Guarantor hereunder. The rights and obligations of each Canadian Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Canadian Guarantor as a party to this Canadian Guarantee.
21. WAIVER OF JURY TRIAL
EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE, ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.
22. Submission to Jurisdiction; Waivers
Each Canadian Guarantor hereby irrevocably and unconditionally:
(a)
submits for itself and its property in any legal action or proceeding relating to this Canadian Guarantee and the other Credit Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive jurisdiction of a court of competent jurisdiction in the Province of Ontario;

(b)
consents that any such action or proceeding shall be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)
agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Canadian Guarantor at its address referred to in Section 13 hereof or at such other address of which the Canadian Collateral Agent shall have been notified pursuant thereto;

(d)
agrees that nothing herein shall affect the right of the Canadian Collateral Agent or any other Canadian Secured Party to effect service of process in any other manner permitted by law or shall limit the right of the Canadian Collateral Agent or any other Canadian Secured Party to sue in any other jurisdiction; and

(e)
waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 22 any special, exemplary, punitive or consequential damages.

23. GOVERNING LAW
THIS GUARANTEE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE PROVINCE OF ONTARIO AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN.
24. Termination or Release
(a)	This Canadian Guarantee shall terminate on the Termination Date.
(b)
A Canadian Subsidiary Guarantor shall automatically be released from its obligations hereunder upon the consummation of any transaction permitted by the Credit Agreement, as a result of which such Canadian Subsidiary Guarantor ceases to be a Restricted Subsidiary or otherwise becomes an Excluded Subsidiary; provided that the Required Lenders shall have consented to such transaction (to the extent such consent is required by the Credit Agreement) and the terms of such consent did not provide otherwise.

(c)
In connection with any termination or release, the Canadian Collateral Agent shall execute and deliver to any Canadian Guarantor, at such Canadian Guarantor’s expense, all documents that such Canadian Guarantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 24 shall be without recourse to or warranty by the Canadian Collateral Agent.

25. Currency Indemnity.
If, for the purposes of obtaining judgment in any court in any jurisdiction with respect to this Canadian Guarantee, it becomes necessary to convert into a particular currency (the “Judgment Currency”) any amount due under this Canadian Guarantee in any currency other than the Judgment Currency (the “Currency Due”), then conversion shall be made at the rate of exchange prevailing on the Business Day before the day on which judgment is given. For this purpose “rate of exchange” means the rate at which the Canadian Collateral Agent is able, on the relevant date, to purchase the Currency Due with the Judgment Currency in accordance with its normal practices. In the event that there is a change in the rate of exchange prevailing between the Business Day before the day on which the judgment is given and the date of receipt by the Canadian Collateral Agent of the amount due, Canadian Guarantors will, on the date of receipt by the Canadian Collateral Agent, pay such additional amounts, if any, or be entitled to receive reimbursement of such amount, if any, as may be necessary to ensure that the amount received by the Canadian Collateral Agent on such date is the amount in the Judgment Currency which when converted at the rate of exchange prevailing on the date of receipt by the Canadian Collateral Agent is the amount then due under this Canadian Guarantee in the Currency Due. If the amount of the Currency Due which the Canadian Collateral Agent is so able to purchase is less than the amount of the Currency Due originally due to it, each Canadian Guarantor shall indemnify and save the Canadian Collateral Agent and the Lenders harmless from and against all loss or damage arising as a result of such deficiency. This indemnity shall constitute an obligation separate and independent from the other obligations contained in this Canadian Guarantee, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by the Canadian Collateral Agent from time to time and shall continue in full force and effect notwithstanding any judgment or order for a liquidated sum in respect of an amount due under this Canadian Guarantee or under any judgment or order.
[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused this Canadian Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

ASSOCIATED MATERIALS CANADA LIMITED, as a Canadian Guarantor,
Per:	/s/ David S. Brown
	Name:	David S. Brown
	Title:	President, Secretary

ASSOCIATED MATERIALS, LLC, as a Canadian Guarantor,
Per:
Name:
Title:

GENTEK CANADA HOLDINGS LIMITED, as a Canadian Guarantor,
Per:
Name:
Title:

GENTEK BUILDING PRODUCTS LIMITED PARTNERSHIP, as a Canadian Guarantor,
Per:
Name:
Title:

UBS AG CANADA BRANCH, as Canadian Collateral Agent,
Per:
Name:
Title:
[Canadian Guarantee]

IN WITNESS WHEREOF, each of the undersigned has caused this Canadian Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

ASSOCIATED MATERIALS CANADA LIMITED, as Guarantor,
Per:
Name:
Title:

ASSOCIATED MATERIALS, LLC, as Guarantor,
Per:	/s/ Vicki Hardman
	Name:	VICKI HARDMAN
	Title:	VICE PRESIDENT

GENTEK CANADA HOLDINGS LIMITED, as Guarantor,
Per:	/s/ Vicki Hardman
	Name:	VICKI HARDMAN
	Title:	VICE PRESIDENT

GENTEK BUILDING PRODUCTS LIMITED PARTNERSHIP, as Guarantor,
Per:	/s/ Vicki Hardman
	Name:	VICKI HARDMAN
	Title:	VICE PRESIDENT

UBS AG CANADA BRANCH, as Canadian Collateral Agent,
Per:
Name:
Title:
[Canadian Guarantee]

UBS AG CANADA BRANCH, as Canadian Collateral Agent
By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director Banking Products Services. US

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director Banking Products Services. US
[Canadian Guarantee]

ANNEX A
TO THE CANADIAN GUARANTEE
CANADIAN SUBSIDIARY GUARANTORS
[                    ]
[Canadian Guarantee]

ANNEX B
TO THE CANADIAN GUARANTEE
SUPPLEMENT NO. [    ], dated as of [    ], 20[    ] (this “Supplement”), to the CANADIAN GUARANTEE, dated as of October [    ], 2010 (this “Canadian Guarantee”), made made among ASSOCIATED MATERIALS CANADA LIMITED, an Ontario corporation (“Associated”), GENTEK CANADA HOLDINGS LIMITED, an Ontario corporation (“Gentek”), and GENTEK BUILDING PRODUCTS LIMITED PARTNERSHIP, an Ontario limited partnership by its general partner, Gentek (“LP”; and together with Associated and Gentek, the “Canadian Grantors”, and each, a “Canadian Grantor”), each of the subsidiaries listed on Annex A hereto (each such subsidiary, individually, a “Canadian Subsidiary Guarantor” and, collectively, the “Canadian Subsidiary Guarantors”; and, together with the Canadian Grantors, collectively, the “Canadian Guarantors”), and UBS AG CANADA BRANCH, as Canadian collateral agent for the Secured Parties (in such capacity, together with its successors in such capacity, the “Canadian Collateral Agent”).
A. Reference is made to the Revolving Credit Agreement, dated as of October [ ], 2010 (the “Credit Agreement”), among CAREY INTERMEDIATE HOLDINGS CORP., a Delaware corporation, GENTEK HOLDINGS, LLC and GENTEK BUILDING PRODUCTS, INC. (together with the Company, the “US Borrowers”), ASSOCIATED MATERIALS CANADA LIMITED, GENTEK CANADA HOLDINGS LIMITED and GENTEK BUILDING PRODUCTS LIMITED PARTNERSHIP (each, a “Canadian Borrower” and collectively the “Canadian Borrowers”; and together with the US Borrowers, the “Borrowers”), the banks, financial institutions and other institutional lenders and investors from time to time parties thereto (each individually a “Lender” and collectively, the “Lenders”), UBS AG, STAMFORD BRANCH, as US Administrative Agent, US Collateral Agent, and a US Letter of Credit Issuer and a Canadian Letter of Credit Issuer, UBS AG CANADA BRANCH, as Canadian Administrative Agent and Canadian Collateral Agent, WELLS FARGO CAPITAL FINANCE, LLC, as Co-Collateral Agent, DEUTSCHE BANK AG NEW YORK BRANCH, as a US Letter of Credit Issuer, DEUTSCHE BANK AG CANADA BRANCH, as a Canadian Letter of Credit Issuer, WELLS FARGO BANK, NATIONAL ASSOCIATION as a US Letter of Credit Issuer and a Canadian Letter of Credit Issuer and UBS LOAN FINANCE LLC, as Swingline Lender.
B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Canadian Guarantee. The rules of construction and other interpretative provisions specified in Section 1(b) of the Canadian Guarantee shall apply to this Supplement, including terms defined in the preamble and recitals hereto.
C. The Canadian Guarantors have entered into the Canadian Guarantee in order to induce the Agents, the Lenders and the Letter of Credit Issuers to enter into the Credit Agreement and to induce the Lenders and the Letter of Credit Issuers to make their respective Extensions of Credit to the Borrowers under the Credit Agreement, to induce one or more Cash Management Banks to provide Cash Management Services pursuant to Secured Cash Management Agreements to any Credit Party and to induce one or more Hedge Banks to enter into Secured Hedging Agreements with any Credit Party. Section 9.10 of the Credit Agreement and Section 20 of the Canadian Guarantee provide that additional Subsidiaries may become Canadian Guarantors under the Canadian Guarantee by
[Canadian Guarantee]

execution and delivery of an instrument in the form of this Supplement. Each undersigned Subsidiary (each a “New Guarantor”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Canadian Guarantor under the Canadian Guarantee in order to induce the Lenders and the [Canadian] Letter of Credit Issuers to make additional Extensions of Credit to the Borrowers under the Credit Agreement, to induce one or more Cash Management Banks to provide Cash Management Services pursuant to Secured Cash Management Agreements to any Credit Party and to induce one or more Hedge Banks to enter into Secured Hedging Agreements with any Credit Party and as consideration for Extensions of Credit previously made, Cash Management Services previously provided, and Secured Hedging Agreements previously entered into.
Accordingly, the Canadian Collateral Agent and each New Guarantor agrees as follows:
SECTION 1. In accordance with Section 20 of the Canadian Guarantee, each New Guarantor by its signature below becomes a Canadian Guarantor under the Canadian Guarantee with the same force and effect as if originally named therein as a Canadian Guarantor and each New Guarantor hereby (a) agrees to all the terms and provisions of the Canadian Guarantee applicable to it as a Canadian Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Canadian Guarantor thereunder are true and correct on and as of the date hereof (except to the extent that they expressly relate to an earlier date, in which case they shall be true and correct as of such earlier date). Each reference to a Canadian Guarantor in the Canadian Guarantee shall be deemed to include each New Guarantor. The Canadian Guarantee is hereby incorporated herein by reference.
SECTION 2. Each New Guarantor represents and warrants to the Canadian Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).
SECTION 3. This Supplement may be executed by one or more of the parties to this Supplement on any number of separate counterparts (including by facsimile or other electronic transmission (i.e., a “PDF” or “TIF” file)), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Supplement signed by all the parties shall be lodged with the Canadian Borrowers and the Canadian Collateral Agent. This Supplement shall become effective as to each New Guarantor when the Canadian Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of such New Guarantor and the Canadian Collateral Agent.
SECTION 4. Except as expressly supplemented hereby, the Canadian Guarantee shall remain in full force and effect.
SECTION 5. THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE PROVINCE OF ONTARIO AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN.
[Canadian Guarantee]

SECTION 6. Any provision of this Supplement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and in the Canadian Guarantee, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
SECTION 7. All notices, requests and demands pursuant hereto shall be made in accordance with Section 13.2 of the Credit Agreement. All communications and notices hereunder to each New Guarantor shall be given to it in care of the Company at the Company’s address set forth in Section 13.2 of the Credit Agreement.
SECTION 8. Each New Guarantor agrees to reimburse the Canadian Collateral Agent for its reasonable and documented out-of-pocket costs and expenses in connection with this Supplement, including the reasonable fees, disbursements and other charges of counsel for the Canadian Collateral Agent.
IN WITNESS WHEREOF, each New Guarantor and the Canadian Collateral Agent have duly executed this Supplement to the Canadian Guarantee as of the day and year first above written.

[NEW GUARANTOR(S)],
By:
Name:
Title:

UBS AG CANADA BRANCH, as Canadian Collateral Agent,
By:
Name:
Title:

By:
Name:
Title:
[Canadian Guarantee]